SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a party other than the Registrant            /   /
                                                                      ----
Check the appropriate box:
 ----
/         /   Preliminary Proxy Statement
----
 ----
/   /    Confidential, for Use of the Commission Only (as
----          permitted by Rule 14a-6(e) (2))

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/    X     /  Definitive Proxy Statement
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/   /    Definitive Additional Materials
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 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----     Sec. 240.14a-12

             PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
                     PUTNAM MANAGED HIGH YIELD TRUST
                    PUTNAM TAX-FREE HEALTH CARE FUND


             (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Proxy Statement,
                         if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 ----
/ X /    No fee required
----
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/   /    Fee computed on table below per Exchange Act Rule 14a
----          6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

 ----
/   /    Fee paid previously with preliminary materials.
----

 ----
/   /    Check box if any part of the fee is offset as provided
---- by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM TAX-FREE HEALTH CARE FUND

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 8.

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman.................................... 5

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .6

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . . . . . .8


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters: (1) fixing the number of Trustees and electing your fund's Trustees; (2) ratifying the selection of your fund's independent auditors; and (3) approving an amendment to your fund's fundamental investment restriction with respect to making loans.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,


                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM TAX-FREE HEALTH CARE FUND
Notice of Annual Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Convertible Opportunities and
Income Trust, Putnam Managed High Yield Trust and Putnam Tax-Free
Health Care Fund:

The Annual Meeting of Shareholders of your fund will be held on December 3, 1998 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Trustees. See page 9.

2. Ratifying the selection by the Trustees of the independent auditor of your fund for its current fiscal year. See page 28.

3. Approving an amendment to your fund's fundamental investment restriction with respect to making loans. See page 29.

4. Transacting other business as may properly come before the meeting.























By the Trustees

George Putnam, Chairman
   John A. Hill, Vice Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                        Robert E. Patterson
   Hans H. Estin                 Donald S. Perkins
Ronald J. Jackson                George Putnam, III
Paul L. Joskow                   A.J.C. Smith
Elizabeth T. Kennan              W. Thomas Stephens
Lawrence J. Lasser               W. Nicholas Thorndike
   John H. Mullin, III


WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

September 14, 1998
Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam Convertible Opportunities and Income Trust, Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund for use at the Annual Meeting of Shareholders of each fund to be held on December 3, 1998, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see page 6).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.a. (In the case of Putnam Managed High Yield Trust and Putnam
     Tax-Free Health Care Fund) For fixing the number of Trustees as proposed and the election of all nominees;

1.b. (In the case of Putnam Convertible Opportunities and Income
     Trust) For fixing the number of Trustees as proposed and the election of Class C nominees;

2. For ratifying the selection of PricewaterhouseCoopers LLP as independent auditor of your fund; and

3. For amending your fund's fundamental investment restriction with respect to making loans.

Who is eligible to vote?

Shareholders of record at the close of business on September 4, 1998 are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Annual Meeting, the proxy, and the Proxy Statement are being mailed to shareholders of record on or about September 14, 1998.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal. Voting by one fund does not affect any other fund.

The Proposals

I.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?


The Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager (Putnam Management").

   Putnam Managed High Yield Trust
Putnam Tax-Free Health Care Fund

The Nominating Committee of the Trustees of your fund recommends that the number of Trustees be fixed at sixteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Putnam Convertible Opportunities and Income Trust

The Trustees of Putnam Convertible Opportunities and Income Trust are classified into three classes of Trustees, as is reflected below. Only the Class C Trustees, whose current terms expire at the time of the Annual Meeting, are nominated for election. The
nominees for Class C Trustees are John H. Mullin    III    ,
Donald S. Perkins, George Putnam, A.J.C. Smith, W. Thomas
Stephens and
    W. Nicholas Thorndike, and each is described below. Each Class C Trustee is also a Trustee of the other Putnam funds.

The Nominating Committee of the Trustees of your fund recommends that the number of Trustees be fixed at sixteen and that you vote for the election of each of the Class C nominees.

Jameson Adkins Baxter
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class A Trustee of Putnam Convertible Opportunities and Income
  Trust

Ms. Baxter, age 55, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Financial Corp., and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.

Hans H. Estin
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class A Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Estin, age 70, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Corporation Member of The Schepens Eye Research Institute; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class B Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Hill, age 56,    is Vice Chairman of your fund and of other
Putnam funds.  He     is the Chairman and Managing Director of
First Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, TransMontaingne Oil Company, a refined oil product pipeline and distribution company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class B Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Jackson, age 54, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Trustee of Salem Hospital and the Peabody Essex Museum. Mr. Jackson is a graduate of Michigan
State University Business School.

Paul L. Joskow*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class A Trustee of Putnam Convertible Opportunities and Income
  Trust

Dr. Joskow, 51, is Elizabeth and James Killian Professor of Economics and former Chairman of the Department of Economics at the Massachusetts Institute of Technology. He has published three books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. Dr. Joskow currently serves as a Director of the New England Electric System, a public utility holding company, State Farm Indemnity Corporation, an automobile insurance company, and the Whitehead Institute for Biological Research, a non-profit research institution. He has been President of the Yale University Counsel since 1993. Dr. Joskow is active on industry restructuring, environmental, energy, competition, and privatization policies and has served as an advisor to governments and corporations around the world.

Dr. Joskow is a graduate of Cornell University and Yale
University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.

Elizabeth T. Kennan
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class B Trustee of Putnam Convertible Opportunities and Income
  Trust

Ms. Kennan, age 60, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of Bell Atlantic, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.

Lawrence J. Lasser*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class A Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Lasser, age 55, is a Vice President of your fund and each of the other Putnam funds. He has been the President, Chief
Executive Officer and a Director of Putnam Investments, Inc. and
Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and the United Way of Massachusetts Bay. He is a Member of the Board of Overseers of the Museum of Fine Arts in Boston, The Council on Foreign Relations, and a Member of the Board of Governors and Executive Committee at the Investment Company Institute. He is also a Trustee of the Beth Israel\Deaconess Medical Center in Boston and the Vineyard Open Land Foundation. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

John H. Mullin, III
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class C Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Mullin, 57, is Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber activities and farming. Prior to establishing Ridgeway Farm, Mr. Mullin was a Managing Director of Dillon, Read & Co. Inc., an investment banking firm.

Mr. Mullin currently serves as a Director of ACX Technologies, Inc., a company engaged in the manufacture of industrial ceramics and packaging products; Alex. Brown Realty, Inc., a real estate investment company and The Liberty Corporation, a company engaged in the life insurance and broadcasting industries. Mr. Mullin previously served as a Director of Dillon, Read & Co. Inc., Adolph Coors Company, Crystal Brands, Inc., Fisher-Price, Inc., Mattel, Inc. and The Ryland Group, Inc. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.

Robert E. Patterson
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class B Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Patterson, age 53, is the President and a Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust. Prior to February, 1998 he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which managed real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center, a Trustee of SEA Education Association and a
Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

Donald S. Perkins*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class C Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Perkins, age 71, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, LaSalle Street Fund, Inc. and LaSalle U.S. Realty Income and Growth Fund, Inc., real estate investment trusts, Lucent Technologies Inc., Nanophase Technologies Inc., a producer of nano crystaline materials, Ryerson Tull, Inc., America's largest steel service corporation, Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates.



    He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak
Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class A Trustee of Putnam Convertible Opportunities and Income
  Trust

Dr. Pounds, age 70, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc., General Mills, Inc., PerSeptive Biosystems, Inc., and an Overseer of WGBH Educational Foundation. Dr. Pounds is a graduate of Carnegie-Mellon University.


George Putnam*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class C Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Putnam, age 72, is the Chairman and President of your fund and each of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of Freeport Copper and Gold, Inc., a mining and natural resources company and Houghton Mifflin Company, a major publishing company. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts in Boston; the New England Aquarium; an Overseer of the Museum of Science in Boston, Northeastern University and College of the Atlantic; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.

George Putnam, III*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class B Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Putnam, age 47, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society and The Boston Family Office, L.L.C., a registered investment advisor that provides financial advice to individuals and families. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class C Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Smith, age 64, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, the U.S. Chamber of Commerce, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

W. Thomas Stephens
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class C Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Stephens, age 56, is the President and Chief Executive Officer of MacMillan Bloedel Ltd. Mr. Stephens retired in 1996 as Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation, an insulation and roofing systems company. He also served as Executive Vice President and Chief Financial Officer of Manville and in total had 27 years of experience with Manville and its predecessor companies.

Mr. Stephens serves as a Director for Qwest Communications, a fiber optics manufacturer and New Century Energies, a public utility company. Mr. Stephens is a Member of the Colorado Forum and Trustee of the Denver Art Museum and The University of Arkansas Advisory Council. He is currently a Visiting Professor at the Graduate School of Business at the University of Colorado. Mr. Stephens is a graduate of the University of Arkansas.

W. Nicholas Thorndike**
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class C Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Thorndike, age 65, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Cabot Industrial Trust, Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds.
     Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and
 Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries.
 Neither your fund nor any of the other Putnam funds
 currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. Mr. Joskow is not currently an "interested person" of your fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on
 account of his    prior     consulting relationship with
National   Economic Research Associates, Inc.    ,     a
wholly-owned         subsidiary of Marsh & McLennan Companies,
Inc.   , which was   terminated as of August 31, 1998.      The
balance of the       nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.

    Except for Messrs. Mullin and    Joskow     who were elected
by the Trustees in November 1997, all of the nominees of Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund were elected by the shareholders in December 1997. The 16 nominees for election as Trustee of each of Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund who receive the greatest number of votes will be elected Trustees of that fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 16 for your fund.

As described above, only the Class C Trustees of Putnam Convertible Opportunities and Income Trust, whose current terms expire at the time of the shareholder meeting, are nominated for election; the other Trustees of the fund will continue to serve under their current terms. The terms for the Class A Trustees will expire at the fund's 1999 annual meeting of shareholders and the terms of the Class B Trustees will expire at the fund's 2000 annual meeting of shareholders. Each of the Class A Trustees was elected by the shareholders in December 1996, except for Mr.
   Joskow     who was elected by the Trustees in November 1997.
Each of the Class B Trustees was elected by shareholders in December 1997. Each of the Class C nominees were elected by the fund's sole shareholder in April 1995, except for Messrs. Mullin and Stephens who were elected by Trustees in November 1997 and September of 1997, respectively. The six nominees of Putnam Convertible Opportunities and Income Trust who receive the greatest number of votes will be elected Class C Trustees of the fund. Each Class C Trustee will be elected to a three year term expiring at the fund's 2001 annual meeting of shareholders. Each Trustee of Putnam Convertible Opportunities and Income Trust serves until the expiration of his or her term and until his or her successor is elected and qualified.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 101 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $79     million.
The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.

Share Ownership by Trustees

                         Year first
                         elected as          Number of shares
                         Trustee of          of all Putnam
                         the Putnam          funds owned as
Trustees                      funds          of    7/31/98     (1)
--------------------------------------------------------------------------------
Jameson A. Baxter             1994                    123,476
Hans H. Estin                 1972              33,079
John A. Hill                  1985                    179,385
Ronald J. Jackson             1996                    146,014
Paul L. Joskow   (2)             1997           22,286
Elizabeth T. Kennan           1992              25,845
Lawrence J. Lasser            1992                    603,985
John H. Mullin, III   (2)        1997           37,458
Robert E. Patterson           1984              69,233
Donald S. Perkins             1982                    184,671
William F. Pounds             1971                    321,273
George Putnam                 1957                  2,143,493
George Putnam, III            1984                    511,138
A.J.C. Smith                  1986              59,377
W. Thomas Stephens            1997                    130,310
W. Nicholas Thorndike         1992              83,615
------------------------------------------------------------------------------------------
(1)  These holdings do not include shares of Putnam money market funds.
(2)  Elected as a Trustee in November 1997.

Share Ownership by Trustees

                              Number of shares owned as of July 28, 1998 of:

                    Putnam Convertible       Putnam Managed    Putnam Tax-Free
                    Opportunities and        High Yield        Health Care
                    Income Trust        Trust             Fund
Trustee
------------------------------------------------------------------------------------------
Jameson A. Baxter           320                418                 383
Hans H. Estin               233                144                 131
John A. Hill                1,600              100                 100
Ronald J. Jackson           200(1)             200(1)              200(1)
Paul L. Joskow   (2)                           100                 100          100

Elizabeth T. Kennan         127(3)             160(3)              141(3)
Lawrence J. Lasser          100                100                 100
John H. Mullin, III   (2)   100                100                 100
Robert E. Patterson         200                200                 100
Donald S. Perkins           150                420                 959
William F. Pounds           200                500                 335
George Putnam               20,419(4)          1,134               970
George Putnam, III          20,500(5)          500                 500
A.J.C. Smith                100(6)             200(6)              200(6)
W. Thomas Stephens          100                100                 100
W. Nicholas Thorndike       127                157                 140
------------------------------------------------------------------------------------------
   (1) Mr. Jackson has shared investment power and shared voting power with respect to such shares.
(2) Elected as a Trustee in November 1997.
(3) Mrs. Kennan is the custodian of a trust which owns all of these shares and in which she has no economic interest.
(4) Mr. Putnam has shared investment power and shared voting power with respect to 20,000 of these shares.
(5) Mr. Putnam, III has shared investment power and shared voting power with respect to 20,000 of these shares.
(6) Mr. Smith has shared investment power and shared voting power with respect to such shares.

As of July    31    , 1998, the Trustees and officers of Putnam Convertible Opportunities and
Income Trust, Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund    owned
a     total of        44,576, 4,533    , and    4,558     shares, respectively, of each fund
comprising    1.2%     of the outstanding shares of    Putnam Convertible Opportunities and
Income Trust and less than 1% of the outstanding shares of Putnam Managed High Yield Trust and
Putnam Tax-Free Health Care Fund     on that date.
What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

       by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

       by         carefully reviewing the quality of the various other
       services provided to the funds and their shareholders by Putnam
       Management and its affiliates;

       by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

       by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam
       Management sufficient resources to continue to provide high quality services in the future;

       by monitoring potential conflicts between the funds and Putnam
       Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

       by         monitoring potential conflicts among funds to ensure
       that shareholders continue to realize the benefits of
       participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These currently include: the Committee of Independent Trustees, which conducts an annual review of all contractual arrangements with Putnam Management and its affiliates; the Contract Committee, which reviews such matters on an interim basis during the course of the year; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Legal, Administrative Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; the Nominating Committee, which is responsible for selecting nominees for election as Trustees and the Closed-end Fund Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1997, the average
Trustee participated in approximately 40 committee and board meetings.
In addition, the Trustees meet in small groups with Chief Investment
Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Committee of Independent Trustees and the Contract
Committee typically meet on several additional occasions during the year to carry out their responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds.
The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by each fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 1997:

PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST

COMPENSATION TABLE

                                                Pension or           Estimated          Total
                             Aggregate          retirement     annual benefits   compensation
                          compensation    benefits accrued            from all       from all
                              from the          as part of        Putnam funds         Putnam
Trustees                       fund(1)       fund expenses  upon retirement(2)       funds(3)

Jameson A. Baxter           $ 650              $ 140            $87,500         $176,000 (4)
Hans H. Estin                 648                333             87,500          175,000
John A. Hill                  648                125             87,500          175,000 (4)
Ronald J. Jackson             650                 62             87,500          176,000 (4)
Paul L. Joskow (5)            209                  2             87,500           25,500
Elizabeth T. Kennan           645                174             87,500          174,000
Lawrence J. Lasser            634                130             87,500          172,000
John H. Mullin, III (5)       209                  3             87,500           25,500
Robert E. Patterson           650                100             87,500          176,000
Donald S. Perkins             650                360             87,500          176,000
William F. Pounds (6)         666                373             98,000          201,000
George Putnam                 646                379             87,500          175,000
George Putnam, III            642                 66             87,500          174,000
A.J.C. Smith                  636                223             87,500          170,000
W. Thomas Stephens            325                  3             87,500           53,000 (4)
W. Nicholas Thorndike         650                249             87,500          176,000

(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)    Elected as a Trustee in November 1997.
(6)    Includes additional compensation for service as Vice Chairman of the Putnam funds.



PUTNAM MANAGED HIGH YIELD TRUST


COMPENSATION TABLE

                                                Pension or           Estimated          Total
                             Aggregate          retirement     annual benefits   compensation
                          compensation    benefits accrued            from all       from all
                              from the          as part of        Putnam funds         Putnam
Trustees                       fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter    $    678                 $ 150              $87,500         $176,000 (4)
Hans H. Estin             637                   330               87,500          175,000
John A. Hill              630                   124               87,500          175,000 (4)
Ronald J. Jackson         668                    72               87,500          176,000 (4)
Paul L. Joskow (5)        369                     6               87,500           25,500
Elizabeth T. Kennan       667                   174               87,500          174,000
Lawrence J. Lasser        627                   131               87,500          172,000
John H. Mullin, III (5)   369                     9               87,500           25,500
Robert E. Patterson       634                    99               87,500          176,000
Donald S. Perkins         637                   357               87,500          176,000
William F. Pounds (6)     654                   371               98,000          201,000
George Putnam             633                   376               87,500          175,000
George Putnam, III        635                    66               87,500          174,000
A.J.C. Smith              630                   222               87,500          170,000
W. Thomas Stephens        487                     8               87,500           53,000 (4)
W. Nicholas Thorndike     637                   250               87,500          176,000

(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)    Elected as a Trustee in November 1997.
(6)    Includes additional compensation for service as Vice Chairman of the Putnam funds.




PUTNAM TAX-FREE HEALTH CARE FUND

COMPENSATION TABLE

                                                Pension or           Estimated          Total
                             Aggregate          retirement     annual benefits   compensation
                          compensation    benefits accrued            from all       from all
                              from the          as part of        Putnam funds         Putnam
Trustees                       fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter    $    608                $ 131               $87,500         $176,000 (4)
Hans H. Estin             573                  288                87,500          175,000
John A. Hill              567                  108                87,500          175,000 (4)
Ronald J. Jackson         599                   62                87,500          176,000 (4)
Paul L. Joskow (5)        317                    5                87,500           25,500
Elizabeth T. Kennan       598                  152                87,500          174,000
Lawrence J. Lasser        564                  114                87,500          172,000
John H. Mullin, III (5)   317                    7                87,500           25,500
Robert E. Patterson       570                   86                87,500          176,000
Donald S. Perkins         573                  312                87,500          176,000
William F. Pounds (6)     606                  324                98,000          201,000
George Putnam             569                  330                87,500          175,000
George Putnam, III        571                   57                87,500          174,000
A.J.C. Smith              567                  194                87,500          170,000
W. Thomas Stephens        429                    7                87,500           53,000 (4)
W. Nicholas Thorndike     573                  219                87,500          176,000

(1)    Includes an annual retainer and an attendance fee for each meeting attended.
(2)    Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3)    As of December 31, 1997, there were 101 funds in the Putnam family.
(4)    Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)    Elected as a Trustee in November 1997.
(6)    Includes additional compensation for service as Vice Chairman of the Putnam funds.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see "Fund
Information," on page 32.

Putnam Investments

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is, except for a minority stake owned by employees, in turn owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokerage, consulting, and investment management businesses.


2.  RATIFICATION OF INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP,    160 Federal Street    , Boston,
Massachusetts     02110    , independent accountants, has been
selected by the Trustees as the independent auditors of your fund for the current fiscal years.

Among the country's preeminent accounting firms, this firm also serves as the auditor for all of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

A majority of the votes on the matter is necessary to ratify the selection of auditors. Voting by one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price
Waterhouse
LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.

3.
       AMENDING YOUR FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS

The Trustees are recommending that your fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to clarify that the fund is permitted to participate in a proposed "interfund lending program". The current restriction of each fund states that the fund may not:


       "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

The proposed fundamental investment restriction for your fund is set forth below.

       "The fund may not ...

       Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."

If the proposal is approved, your fund would be able to participate in an interfund lending
program that would allow the fund, through a master loan agreement, from time to time to lend available cash to other Putnam funds to meet such funds' temporary or emergency borrowing needs. By the terms of the program, a borrowing fund would be obligated to repay a lending fund. As such, the lending fund could be viewed in such a circumstance as effectively "purchasing" a debt obligation of such a borrowing fund.
  A fund
would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that a fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, a fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause a fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Since the Putnam funds may be considered affiliated parties, interfund lending may be prohibited by the Investment Company Act of 1940 and would be implemented only upon receipt of an exemptive order of the Securities and Exchange Commission.

   If the proposal is not approved by the shareholders of a fund, the fund will continue to operate under the existing fundamental investment restriction.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Voting by one fund does not
affect    any     other fund.

Further Information About Voting and the Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. In the case of each fund, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to the proposal to amend the fund's fundamental investment restriction with respect to making loans, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its own expense D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for the fee listed below, plus reasonable out-of-pocket expenses for mailing and phone costs.

Putnam Convertible Opportunities and Income Trust       $ 2,875
Putnam Managed High Yield Trust                         $ 2,875
Putnam Tax-Free Health Care Fund                        $ 3,250

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is anticipated that each fund's next annual meeting of
shareholders will be held in    December     1999.  Shareholder
proposals must be received by your fund before    May 20    , 1999,
to be included in your fund's proxy statement for the next annual
meeting.     If a shareholder who wishes to present a proposal at
your funds 1999 annual meeting of shareholders that will not be included in the fund's proxy statement fails to notify the fund by July 31, 1999, then the proxies solicited for the 1999 annual meeting of shareholders will include discretionary authority to vote on the stockholder's proposal, if it is properly brought before the meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request, without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund Information

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Jackson, Perkins (without vote), Putnam, III (without vote), Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Joskow, Mullin, Patterson, Perkins, Stephens and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of each fund are as follows:

Putnam Convertible Opportunities and Income Trust
                                                        Year first
                                                        elected to
Name (age)                   Office                     office
-------------------------------------------------------------------
Charles E. Porter (60)       Executive Vice President   1995
Patricia C. Flaherty (51)    Senior Vice President      1995
John D. Hughes (63)          Senior Vice President
                               & Treasurer              1995
Gordon H. Silver (51)        Vice President             1995
Ian C. Ferguson (41)         Vice President             1997
Brett C. Browchuk (35)       Vice President             1995
Thomas V. Reilly (51)        Vice President             1995
Charles G. Pohl* (37)        Vice President             1998
Edward T. Shadek, Jr. (37)   Vice President             1997
William N. Shiebler** (56)   Vice President             1995
John R. Verani (59)          Vice President             1995
   Jeffrey J. Kobylarz (39)  Vice President             1998
William J. Curtain (38)      Vice President             1997
Edward H. D'Alelio (46)      Vice President             1998
Stephen M. Oristaglio (43)   Vice President             1998
Beverly Marcus (54)          Clerk                      1995
-------------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds


Putnam Managed High Yield Trust

                                                        Year first
                                                        elected to
Name (age)                   Office                     office
-------------------------------------------------------------------
Charles E. Porter (60)       Executive Vice President   1993
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer              1993
Gordon H. Silver (51)        Vice President             1993
Ian C. Ferguson (41)         Vice President             1998
William J. Curtin (38)       Vice President                1997
Edward H. D'Alelio (46)      Vice President             1993
Jennifer E. Leichter* (37)   Vice President             1993
William N. Shiebler** (56)   Vice President             1993
John R. Verani (59)          Vice President             1993
   Brett C. Browchuck (35)   Vice President             1998
Stephen M. Oristaglio (43)   Vice President             1998
Beverly Marcus (54)          Clerk                      1993
-------------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

Putnam Tax-Free Health Care Fund

                                                        Year first
                                                        elected to
Name (age)                   Office                     office
-------------------------------------------------------------------
Charles E. Porter (60)       Executive Vice President   1992
Patricia C. Flaherty (51)    Senior Vice President      1993
John D. Hughes (63)          Senior Vice President
                               & Treasurer              1992
Gordon H. Silver (51)        Vice President             1992
Ian C. Ferguson (41)         Vice President             1998
William J. Curtin (38)       Vice President                1997
Jerome J. Jacobs (40)        Vice President                1997
Blake E. Anderson* (41)      Vice President                1996
William N. Shiebler** (56)   Vice President             1992
John R. Verani (59)          Vice President             1992
   Brett C. Browchuk (35)    Vice President             1998
Stephen M. Oristaglio (43)   Vice President             1998
Beverly Marcus (54)          Clerk                      1992
-------------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., Messrs. Putnam, Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

Assets and shares outstanding of your fund as of August 28, 1998

Net assets:

Putnam Convertible Opportunities and Income Trust   $90,247,753
Putnam Managed High Yield Trust        $100,238,572
Putnam Tax-Free Health Care Fund       $206,891,574

Shares outstanding and authorized
to vote:

Putnam Convertible Opportunities and Income Trust   3,704,000
Putnam Managed High Yield Trust                   7,507,107
Putnam Tax-Free Health Care Fund                 13,807,168

5% beneficial ownership as of August 28, 1998:

Putnam Convertible Opportunities and Income Trust      None
Putnam Managed High Yield Trust                        None
Putnam Tax-Free Health Care Fund                       None

PUTNAMINVESTMENTS

    The Putnam Funds
    One Post Office Square
    Boston, Massachusetts 02109
    Toll-free 1-800-225-1581

PUTNAMINVESTMENTS                                             Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

             PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST

Proxy for a meeting of shareholders to be held on December 3, 1998 for Putnam Convertible Opportunities and Income Trust.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Convertible Opportunities and Income Trust on December 3, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

                PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!



THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.  Proposal to elect Trustees
    The nominees for Class C Trustees are: J.H. Mullin, D.S.
    Perkins, G. Putnam, A.J.C. Smith, W.T. Stephens and W.N.
    Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

    To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

    ------------------------------------------------------------

/  /   WITHHOLD authority to vote for all nominees

         FOR                        AGAINST    ABSTAIN

2.  Proposal to ratify              /  /     /  /          /  /
    the selection of
    PricewaterhouseCoopers LLP
    as the independent
    auditors of your fund.

3.  Approve an amendment            /  /     /  /          /  /
    to the fund's funda-
    mental investment
    restriction with
    respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                      PUTNAM MANAGED HIGH YIELD TRUST

Proxy for a meeting of shareholders to be held December 3, 1998 for Putnam Managed High Yield Trust.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed High Yield Trust on December 3, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

                PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!





THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

    To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

    ------------------------------------------------------------

/  /   WITHHOLD authority to vote for all nominees

         FOR                        AGAINST    ABSTAIN

2.  Proposal to ratify              /  /     /  /          /  /
    the selection of
    PricewaterhouseCoopers LLP
    as the independent
    auditors of your fund.

3.  Approve an amendment            /  /     /  /          /  /
    to the fund's funda-
    mental investment
    restriction with
    respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

PUTNAMINVESTMENTS                                   Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

                     PUTNAM TAX-FREE HEALTH CARE FUND

Proxy for a meeting of shareholders to be held on December 3, 1998 for Putnam Tax-Free Health Care Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Tax-Free Health Care Fund on December 3, 1998, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

                PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/  /   FOR fixing the number of Trustees and electing all the
       nominees (except as marked to the contrary below)

    To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) below:

    ------------------------------------------------------------

/  /   WITHHOLD authority to vote for all nominees

         FOR                        AGAINST    ABSTAIN

2.  Proposal to ratify              /  /     /  /          /  /
    the selection of
    PricewaterhouseCoopers LLP
    as the independent
    auditors of your fund.

3.  Approve an amendment            /  /     /  /          /  /
    to the fund's funda-
    mental investment
    restriction with
    respect to making loans.


-----------------------------------------------------------------
Shareholder sign here               Date

-----------------------------------------------------------------
Co-owner sign here                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?